UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-07388

 Value Line Small Cap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, NY 10036
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 3/31/13 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 7 Times Square 21st Floor
A N N U A L R E P O R T
	New York, NY 10036-6524	M a r c h 3 1 , 2 0 1 3

DISTRIBUTOR	EULAV Securities LLC	Value Line Small Cap Opportunities Fund, Inc. (formerly, Value Line Emerging Opportunities Fund, Inc.) Value Line Asset Allocation Fund, Inc.
7 Times Square 21st Floor
New York, NY 10036-6524

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort

OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

#00097601

To Our Value Line Small Cap

To Our Shareholders (unaudited):

Enclosed is your combined annual report for Value Line Small Cap Opportunities Fund and Value Line Asset Allocation Fund for the fiscal year ended March 31, 2013. I encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements. Our new combined reports are designed to be easier to read and help lower your Fund’s expenses for printing and postage.

To better reflect its investment emphasis, the Value Line Emerging Opportunities Fund recently changed its name to Value Line Small Cap Opportunities Fund (the “Fund”). Also, Lipper Inc., the well-known independent fund analysis service, has moved the Fund to the small-capitalization growth category from mid-cap growth.

We are pleased to report that the Value Line Small Cap Opportunities Fund, Inc. earned a total return of 18.51% for the latest 12-month period. That compared with a total return of 16.30% for the Russell 2000 Index(1), a benchmark of small-cap stocks. The Fund particularly benefited from its small-cap stock investments in the Industrials sector, where holdings such as Middleby Corp., Lennox International, and Genesee & Wyoming rose 50% or more. Also a plus, versus the benchmark, was our underweighting of the weak Information Technology sector. Another key driver was a 67% gain in Flowers Foods, one of the Fund’s largest holdings. A negative in the period was the Fund’s underweighting of the rebounding Financial Services sector.

Our disciplined investment strategy has served the Fund well since its founding 20 years ago. We invest in higher-quality stocks, those that represent financially strong companies with solid records of consistent growth in both earnings and stock price, built upon enviable stables of proprietary products and services. At the same time, we limit trading costs by sticking with these proven winners for as long as merited by their performance. Annual portfolio turnover has averaged a moderate 11.4% over the past five fiscal years. But we do not hesitate to sell when a leader transforms into a laggard, replacing the issue with a company that shows superior operating and stock price momentum. The Fund is well diversified with about 150 stockholdings across a wide variety of industries. We typically invest less than 1% of assets in any new holding, though successful investments can then grow to well over 1% of assets.

(1)	The Russell 2000 Index is representative of the smaller capitalization stocks traded in the United States. This is an unmanaged index and does not reflect charges, expenses, or taxes, so it is not possible to invest in this Index.

Opportunities Fund Shareholders

Morningstar, the independent mutual fund advisory service, awards an overall rank of Four Stars to the Fund in the Mid-Cap Growth category (3yr/5 stars, 5yr/4 stars, 10yr/3 stars out of 5 stars; 645, 564 & 417 funds respectively) as of March 31, 2013. Relative to category peers, Morningstar gives the Fund an overall Return rating of Above Average and an overall Risk rating of Below Average, which is a combination sought by many investors.

Our time-tested discipline, plus the emphasis on higher-quality stocks and the portfolio’s wide diversification, will continue to limit the risk exposure of our shareholders, we believe. At the helm is the same portfolio manager who has piloted the Fund since 1998. Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel. President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our fund’s prospectus can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

Risk Ratings: 3yr Below Average, 5yr Below Average, 10yr Below Average as of 3/31/2013

Return Rating: 3yr High, 5yr Above Average, 10yr Average as of 3/31/2013

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five-, and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year rating / 40% three-year rating. At least 10 years uses 50% ten-year rating / 30% five-year rating / 20% three-year rating.

To Our Value Line Asset Allocation

To Our Shareholders (unaudited):

We are pleased to report that the Value Line Asset Allocation Fund, Inc. (the “Fund”) earned a total return of 12.05% for the 12-month period. That outpaced the 9.88% total return of the Fund’s blended 60/40 benchmark, which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index(1) (up 13.96% for the period) and a 40% weighting of the Barclays Capital Aggregate Bond Index(2) (up 3.77% for the period). Your Fund benefited from its overweight allocation to stocks during a strong period for the stock market. Another plus versus the benchmark was the Fund’s avoidance of significant losses in the weak technology stocks such as Apple, Intel and Microsoft. Also key was good stock selection in the Industrials sector, including gains of 55%-60% in two railway stocks, Kansas City Southern and Canadian Pacific.

The Fund’s strong long-term track record has been widely recognized. Morningstar, the independent mutual fund advisory service, gives the Fund the highest rank of Five Stars (among 332 funds for three years, 303 funds for five years, 132 funds for ten years and 332 funds overall) in the Aggressive Allocation category. Lipper Inc., another independent mutual fund advisory service, awards the Fund its top Lipper Leader Overall rating of 5 versus peers in three different categories: Total Return (518 funds), Consistent Return (515) and Tax Efficiency (518). Also, the investment broker Charles Schwab places your Fund on its Select List of favored opportunities.

Since the Fund’s inception nearly 20 years ago, it has achieved an average total return of 9.88% a year through March 31, 2013. It’s noteworthy that this has been accomplished even while holding a significant portion of assets in bonds and cash, thus limiting the risk exposure of our shareholders. Indeed, Morningstar gives the Fund an Overall Risk rating of Below Average relative to its peer group, Aggressive Allocation (332 funds). Meanwhile, the Fund has outpaced its 60/40 benchmark for the 1-year, 3-year, 5-year and 10-year periods ending March 31, 2013, and its returns rank in the top quintile of its Lipper category for each of those time periods.

Key to the Fund’s long-term success is our disciplined investment strategy. This is a portfolio of growth stocks, representing companies that have demonstrated an ability to increase their earnings and stock price consistently over time. The resulting high quality of the portfolio’s holdings is one more way that we limit your risk exposure. We invest in stocks showing strong earnings momentum and stock price momentum, relative to other stocks. And we do not hesitate to sell when a leader fades into a laggard, prompting the replacement of the issue in the portfolio with a company that shows superior growth characteristics.

Yet another way we reduce risk is through wide diversification of the portfolio. The Fund currently holds about 200 stocks across many different industries and representing a wide variety of company sizes. Large-capitalization companies make up about 40% of the stock investments; mid-cap, 40%; and small-cap, 20%. As for bondholdings, the Fund’s mandate is to invest only in higher-quality issues. The portfolio currently holds a large variety of Treasury, government agency, mortgage and corporate bonds, with average maturities of intermediate term.

(1)   The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, so it is not possible to directly invest in this Index.

(2)  The Barclays Capital Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Fund Shareholders

As of the fiscal year end on March 31, the Fund’s asset allocation was 65% in stocks, 29% in bonds, and 6% in cash equivalents. During the 12-month period we took advantage of market pullbacks to add to stockholdings, increasing the stock allocation to over 75% of assets at times. As the stock market rose strongly in early 2013, however, we reallocated some assets out of stocks and back into bonds and cash. Asset allocation of the Fund is primarily determined by Value Line’s proprietary stock market model, which monitors certain economic and financial variables.

We will maintain the Fund’s time-tested discipline, which has been spearheaded by the same lead portfolio manager since the Fund’s inception in 1993. Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel. President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our fund’s prospectus can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five-, and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year rating / 40% three-year rating. At least 10 years uses 50% ten-year rating / 30% five-year rating / 20% three-year rating.

Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation, and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year, and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1.

Total Return: 3yr / 5, 5yr / 5 & 10yr / 5 (515, 474 & 272 funds respectively)

Consistent Return: 3yr / 5, 5yr / 4 & 10yr / 4 (515, 471 & 267 funds respectively)

Tax Efficiency: 3yr / 4, 5yr / 5 & 10yr / 4 (518, 474 & 272 funds respectively)

Economic Highlights (unaudited)

The S&P 500 continued to climb in the new year returning 10.61% through March 31st. The equity market has found support from a significantly stronger real estate market and a modest drop in the national unemployment rate.

Consumer spending ended 2012 on a high note and continued to tick up in early 2013. Household consumption in the first quarter climbed at a 3.2% rate, higher than expected by many economists. This higher rate of spending was partly due to a sharp drop in the savings rate. Despite seeing some resilience from the consumer, the U.S. economy grew less than expected in the first quarter. Gross domestic product rose at a 2.5% annual rate. While the expectation had been for a 3% growth rate, the weaker number was attributed to a drop in government spending, particularly in terms of outlays for defense. Assuming fiscal policy is clarified enough by midyear to encourage a rebound in government and capital spending, a 3% growth rate in the U.S. is possible in late 2013.

The unemployment rate ticked down in March. The national unemployment rate stood at 7.6% at the end of March, down from 7.8% at year end, though with significant variation among the states. While a number of states posted unemployment rates under 6%, there were several states, including California, with rates still exceeding 9%. Despite a modest improvement in job creation, it has not been strong enough for the Fed to alter its economic stimulus policy of keeping short term interest rates at extremely low levels. The Fed has reaffirmed its policy of future monetary tightening being contingent on the unemployment rate falling below 6.5% or inflation breaching 2.5%.

Despite a growing economy, albeit one experiencing somewhat tepid growth, inflationary pressures have remained modest this year. Consumer prices have remained in check, with the National Consumer Price Index rising 1.7% in 2012, and edging up only 1.5% for the 12 months ending March 31st. Limited wage growth has contributed to this relatively benign inflationary environment.

(unaudited)

The following graph compares the performance of the Value Line Small Cap Opportunities Fund, Inc. to that of the Russell 2000 Stock Index (the “Index”). The Value Line Small Cap Opportunities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Small Cap Opportunities Fund, Inc. and the Russell 2000 Stock Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 3/31/13	18.51%	$11,851
5 years ended 3/31/13	7.94%	$14,650
10 years ended 3/31/13	10.98%	$28,345

*	The Russell 2000 Stock Index is representative of the smaller capitalization stocks traded in the United States.
**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(unaudited)

The following graph compares the performance of the Value Line Asset Allocation Fund, Inc. to that of the Barclays Capital U.S. Government/Credit Bond Index, S&P 500 Index, and the 60/40 S&P Index/Barclays Capital Aggregate Bond Index, (the “Indices”). The Value Line Asset Allocation Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes, but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the
Value Line Asset Allocation Fund, Inc., Barclays Capital U.S. Government/Credit Bond Index, S&P 500 Index,
and 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index*

Performance Data: **

	Average Annual	Growth of an Assumed
	Total Return	Investment of $10,000
1 year ended 3/31/13	12.05%	$11,205
5 years ended 3/31/13	6.28%	$13,562
10 years ended 3/31/13	8.94%	$23,540

*
The 60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the Standard & Poor’s 500 Stock Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Barclays Capital Aggregate Bond Index  is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

The Barclays Capital U.S. Government/Credit Bond Index includes Treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements to represent the credit interests.

The S&P 500 Index is representative of the U.S. stock market.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 through March 31, 2013).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 10/1/12
	10/1/12	3/31/13	thru 3/31/13*

Actual
Value Line Small Cap Opportunities Fund, Inc.	$ 1,000.00	$ 1,164.51	$ 7.02
Value Line Asset Allocation Fund, Inc.	1,000.00	1,097.20	6.17
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc.	1,000.00	1,018.44	6.55
Value Line Asset Allocation Fund, Inc.	1,000.00	1,019.05	5.94

*
Expenses are equal to the Fund’s annualized expense ratio of 1.30% and 1.18%, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at March 31, 2013 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Middleby Corp. (The)	42,600	$ 6,481,590	2.1%
Flowers Foods, Inc.	179,700	5,919,318	1.9%
Lennox International, Inc.	91,600	5,815,684	1.9%
Waste Connections, Inc.	154,500	5,558,910	1.8%
AptarGroup, Inc.	95,200	5,459,720	1.8%
South Jersey Industries, Inc.	91,400	5,080,926	1.7%
Kansas City Southern	45,800	5,079,220	1.7%
Genesee & Wyoming, Inc. Class A	54,300	5,055,873	1.6%
Lincoln Electric Holdings, Inc.	88,800	4,811,184	1.6%
Arch Capital Group Ltd.	91,300	4,799,641	1.6%

Asset Allocation – Percentage of Net Assets

Equity Sector Weightings – Percentage of Total Investment Securities*

*	Sector weightings exclude short-term investments.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at March 31, 2013 (unaudited)

Ten Largest Holdings

Issue	Principal Amount or Shares	Value	Percentage of Net Assets
U.S. Treasury Notes, 1.00%, 9/30/16	$2,350,000	$ 2,393,879	1.5%
U.S. Treasury Notes, 1.38%, 9/30/18	$2,300,000	2,361,812	1.5%
U.S. Treasury Notes, 1.38%, 2/28/19	$1,700,000	1,738,383	1.1%
PepsiCo, Inc.	18,000	1,423,980	0.9%
Affiliated Managers Group, Inc.	8,600	1,320,702	0.8%
Cerner Corp.	13,600	1,288,600	0.8%
Stericycle, Inc.	12,000	1,274,160	0.8%
Praxair, Inc.	11,400	1,271,556	0.8%
Kansas City Southern	11,400	1,264,260	0.8%
Mettler-Toledo International, Inc.	5,800	1,236,676	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*	Sector weightings exclude short-term investments.

Schedule of Investments	March 31, 2013
Value Line Small Cap Opportunities Fund, Inc.

Shares		Value
COMMON STOCKS (90.8%)

	CONSUMER DISCRETIONARY (10.1%)
31,600	Arbitron, Inc.	$1,481,092
81,000	Brinker International, Inc.	3,049,650
16,500	Buckle, Inc. (The) (1)	769,725
20,800	Buffalo Wild Wings, Inc. *	1,820,624
43,000	Ctrip.com International Ltd. ADR * (1)	919,340
71,000	Domino’s Pizza, Inc.	3,652,240
24,000	DSW, Inc. Class A	1,531,200
17,000	Genesco, Inc. *	1,021,530
22,000	Hanesbrands, Inc. *	1,002,320
7,000	John Wiley & Sons, Inc. Class A	272,720
40,000	Life Time Fitness, Inc. *	1,711,200
138,000	LKQ Corp. *	3,002,880
19,800	Monro Muffler Brake, Inc. (1)	786,258
23,400	O’Reilly Automotive, Inc. *	2,399,670
24,400	Penn National Gaming, Inc. *	1,328,092
9,000	Pool Corp.	432,000
5,292	PVH Corp.	565,239
28,000	Signet Jewelers Ltd.	1,876,000
82,750	Wolverine World Wide, Inc. (1)	3,671,617
		31,293,397

	CONSUMER STAPLES (5.0%)
11,000	B&G Foods, Inc.	335,390
18,000	Boston Beer Co., Inc. (The) Class A * (1)	2,873,520
33,000	Casey’s General Stores, Inc.	1,923,900
42,000	Church & Dwight Co., Inc.	2,714,460
179,700	Flowers Foods, Inc.	5,919,318
42,000	Harris Teeter Supermarkets, Inc.	1,793,820
		15,560,408

	ENERGY (0.8%)
30,000	Atwood Oceanics, Inc. *	1,576,200
19,000	Hornbeck Offshore Services, Inc. *	882,740
		2,458,940

	FINANCIALS (8.4%)
5,400	Allied World Assurance Co. Holdings AG	500,688
6,600	Amtrust Financial Services, Inc. (1)	228,690

Shares		Value
91,300	Arch Capital Group Ltd. *	$4,799,641
8,000	Eaton Vance Corp.	334,640
23,400	Equity Lifestyle Properties, Inc. REIT	1,797,120
33,700	Equity One, Inc. REIT	807,789
30,800	First Cash Financial Services, Inc. *	1,796,872
13,874	First Financial Bankshares, Inc. (1)	674,276
10,100	Portfolio Recovery Associates, Inc. *	1,281,892
90,600	ProAssurance Corp.	4,288,098
30,000	Prosperity Bancshares, Inc.	1,421,700
46,200	RLI Corp.	3,319,470
135,500	Stifel Financial Corp. *	4,697,785
		25,948,661

	HEALTH CARE (4.3%)
82,000	Akorn, Inc. *	1,134,060
8,000	Alexion Pharmaceuticals, Inc. *	737,120
32,656	Catamaran Corp. *	1,731,748
2,600	Computer Programs & Systems, Inc.	140,686
10,600	Henry Schein, Inc. *	981,030
30,600	HMS Holdings Corp. *	830,790
12,000	IDEXX Laboratories, Inc. *	1,108,680
23,600	Mednax, Inc. *	2,115,268
15,000	MWI Veterinary Supply, Inc. *	1,983,900
54,000	Owens & Minor, Inc. (1)	1,758,240
4,000	STERIS Corp.	166,440
4,000	Techne Corp.	271,400
13,400	Volcano Corp. *	298,284
		13,257,646

	INDUSTRIALS (37.2%)
48,800	Actuant Corp. Class A	1,494,256
62,200	Acuity Brands, Inc.	4,313,570
36,200	Advisory Board Co. (The) *	1,901,224
79,075	AMETEK, Inc.	3,428,692
7,400	Applied Industrial Technologies, Inc.	333,000
66,400	AZZ, Inc.	3,200,480
33,200	Carlisle Companies, Inc.	2,250,628
30,000	Chart Industries, Inc. *	2,400,300
15,000	Chicago Bridge & Iron Co. N.V.	931,500

See Notes to Financial Statements.

March 31, 2013

Shares		Value
65,000	CLARCOR, Inc.	$3,404,700
25,800	Clean Harbors, Inc. *	1,498,722
2,000	Copa Holdings S.A. Class A	239,220
40,400	Copart, Inc. *	1,384,912
16,000	Dun & Bradstreet Corp. (The) (1)	1,338,400
85,000	EnerSys *	3,874,300
25,000	EnPro Industries, Inc. *	1,279,250
63,200	Esterline Technologies Corp. *	4,784,240
42,400	Gardner Denver, Inc.	3,184,664
54,300	Genesee & Wyoming, Inc. Class A *	5,055,873
17,500	Graco, Inc.	1,015,525
700	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR (1)	95,669
26,600	Healthcare Services Group, Inc.	681,758
91,796	HEICO Corp.	3,984,864
38,200	HUB Group, Inc. Class A *	1,469,172
60,400	IDEX Corp.	3,226,568
8,100	IHS, Inc. Class A *	848,232
6,000	ITT Corp.	170,580
45,800	Kansas City Southern	5,079,220
44,000	Kirby Corp. *	3,379,200
91,600	Lennox International, Inc.	5,815,684
88,800	Lincoln Electric Holdings, Inc.	4,811,184
16,200	Macquarie Infrastructure Co. LLC	875,448
42,600	Middleby Corp. (The) *	6,481,590
32,400	Nordson Corp.	2,136,780
9,000	RBC Bearings, Inc. *	455,040
88,200	Rollins, Inc.	2,165,310
28,200	Roper Industries, Inc.	3,590,142
6,000	Rush Enterprises, Inc. Class A *	144,720
17,400	Stericycle, Inc. *	1,847,532
40,700	Teledyne Technologies, Inc. *	3,192,508
60,400	Toro Co. (The)	2,780,816
7,900	Towers Watson & Co. Class A	547,628
18,900	Valmont Industries, Inc.	2,972,403
30,200	Wabtec Corp.	3,083,722
154,500	Waste Connections, Inc.	5,558,910
51,600	Woodward Inc.	2,051,616
		114,759,752

Shares		Value
	INFORMATION TECHNOLOGY (9.1%)
46,800	Advent Software, Inc. *	$1,308,996
22,800	Anixter International, Inc.	1,594,176
50,326	ANSYS, Inc. *	4,097,543
4,000	Coherent, Inc.	226,960
25,000	CommVault Systems, Inc. *	2,049,500
41,700	Concur Technologies, Inc. * (1)	2,863,122
27,200	Heartland Payment Systems, Inc.	896,784
26,800	j2 Global, Inc. (1)	1,050,828
34,200	MICROS Systems, Inc. *	1,556,442
66,000	NCR Corp. *	1,818,960
27,800	Netgear, Inc. *	931,578
7,000	Salesforce.com, Inc. *	1,251,810
6,000	Solera Holdings, Inc.	349,980
2,000	Synchronoss Technologies, Inc. *	62,060
12,400	Trimble Navigation Ltd. *	371,504
30,400	Ultimate Software Group, Inc. (The) *	3,166,464
56,000	WEX, Inc. *	4,396,000
		27,992,707

	MATERIALS (8.4%)
95,200	AptarGroup, Inc.	5,459,720
31,000	Cytec Industries, Inc.	2,296,480
57,600	Greif, Inc. Class A	3,088,512
8,600	KapStone Paper and Packaging Corp.	239,080
5,600	LSB Industries, Inc. *	194,768
17,000	NewMarket Corp.	4,426,120
40,000	Packaging Corp. of America	1,794,800
22,000	Rockwood Holdings, Inc.	1,439,680
11,000	Scotts Miracle-Gro Co. (The)Class A	475,640
28,400	Sigma-Aldrich Corp.	2,206,112
88,400	Silgan Holdings, Inc.	4,176,900
		25,797,812

	TELECOMMUNICATION SERVICES (1.1%)
45,000	SBA Communications Corp. Class A *	3,240,900

See Notes to Financial Statements.

Schedule of Investments

Shares		Value
	UTILITIES (6.4%)
23,000	Atmos Energy Corp.	$981,870
14,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR *	687,312
25,600	Cleco Corp.	1,203,968
30,200	El Paso Electric Co.	1,016,230
51,000	ITC Holdings Corp.	4,552,260
6,800	New Jersey Resources Corp. (1)	304,980
22,800	Northwest Natural Gas Co.	999,096
6,800	NorthWestern Corp.	271,048
25,000	Piedmont Natural Gas Co., Inc. (1)	822,000
95,000	Questar Corp.	2,311,350
91,400	South Jersey Industries, Inc.	5,080,926
34,600	Southwest Gas Corp.	1,642,116
		19,873,156
	TOTAL COMMON STOCKS (Cost $162,842,120) (90.8%)	280,183,379

Principal Amount		Value
SHORT-TERM INVESTMENTS (13.6%)
	REPURCHASE AGREEMENTS (9.4%)
$29,000,000	With Morgan Stanley, 0.15%, dated 03/28/13, due 04/01/13, delivery value $29,000,483 (collateralized by $29,060,000 U.S. Treasury Notes 1.000% due 03/31/17, with a value of $29,578,425)	29,000,000
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (4.2%)
	JOINT REPURCHASE AGREEMENTS (4.2%)
3,261,482	Joint Repurchase Agreement with Morgan Stanley, 0.17%, dated 03/28/13, due 04/01/13, delivery value $3,261,544 (collateralized by $3,326,720 U.S. Treasury Note 2.500% due 03/31/15, with a value of $3,288,038)	3,261,482

Principal Amount		Value
$5,947,409	Joint Repurchase Agreement with Barclays, 0.15%, dated 03/28/13, due 04/01/13, delivery value $5,947,508 (collateralized by $6,066,360 U.S. Treasury Note 0.500% due 07/31/17, with a value of $6,061,647)	$5,947,409
3,837,038	Joint Repurchase Agreement with Credit Suisse First Boston, 0.18%, dated 03/28/13, due 04/01/13, delivery value $3,837,115 (collateralized by $3,913,876 U.S. Treasury Note 0.625% due 09/30/17, with a value of $3,901,867)	3,837,038
		13,045,929
	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $13,045,929) (4.2%)	13,045,929
	TOTAL SHORT-TERM INVESTMENTS (Cost $42,045,929) (13.6%)	42,045,929
	TOTAL INVESTMENT SECURITIES (104.4%) (Cost $204,888,049)	$322,229,308

EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.4%)		(13,475,153)

NET ASSETS (100%)		$308,754,155

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($308,754,155 ÷ 7,292,359 shares outstanding).		$42.34

(1)	A portion or all of the security was held on loan. As of March 31, 2013, the market value of the securities on loan was $12,167,877.
*	Non-income producing.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

March 31, 2013
Value Line Asset Allocation Fund, Inc.

Shares		Value
COMMON STOCKS (65.8%)

	CONSUMER DISCRETIONARY (8.3%)
6,000	Arbitron, Inc.	$281,220
2,200	AutoZone, Inc. *	872,894
5,400	BorgWarner, Inc. *	417,636
16,000	Brinker International, Inc.	602,400
2,000	Buffalo Wild Wings, Inc. *	175,060
2,400	Coach, Inc.	119,976
5,000	Darden Restaurants, Inc.	258,400
14,000	Dick’s Sporting Goods, Inc.	662,200
6,000	Domino’s Pizza, Inc.	308,640
3,000	DSW, Inc. Class A	191,400
5,700	Genesco, Inc. *	342,513
9,000	Genuine Parts Co.	702,000
2,000	Gildan Activewear, Inc.	79,820
4,100	John Wiley & Sons, Inc. Class A	159,736
6,000	Johnson Controls, Inc.	210,420
28,000	LKQ Corp. *	609,280
3,200	Luxottica Group S.p.A. ADR	160,928
6,000	McDonald’s Corp.	598,140
10,200	Movado Group, Inc.	341,904
17,000	NIKE, Inc. Class B	1,003,170
4,000	O’Reilly Automotive, Inc. *	410,200
8,100	Penn National Gaming, Inc. *	440,883
4,500	Pool Corp.	216,000
4,619	PVH Corp.	493,355
2,000	Service Corporation International	33,460
9,000	Starbucks Corp.	512,640
18,000	TJX Companies, Inc. (The)	841,500
5,200	VF Corp.	872,300
10,000	Wolverine World Wide, Inc. (1)	443,700
12,400	Yum! Brands, Inc.	892,056
		13,253,831

	CONSUMER STAPLES (7.1%)
3,500	Boston Beer Co., Inc. (The) Class A *	558,740
38,000	BRF - Brasil Foods S.A. ADR	840,180
3,300	British American Tobacco PLC ADR (1)	353,265
4,000	Bunge Ltd.	295,320
7,000	Casey’s General Stores, Inc.	408,100
15,200	Church & Dwight Co., Inc.	982,376

Shares		Value
2,000	Coca-Cola Femsa, SAB de C.V. ADR (1)	$327,540
2,000	Costco Wholesale Corp.	212,220
6,000	Energizer Holdings, Inc.	598,380
15,450	Flowers Foods, Inc.	508,923
5,400	Fomento Economico Mexicano SAB de C.V. ADR	612,900
23,000	General Mills, Inc.	1,134,130
6,000	Harris Teeter Supermarkets, Inc.	256,260
14,400	Hormel Foods Corp.	595,008
7,000	Ingredion, Inc.	506,240
4,800	J&J Snack Foods Corp.	369,072
1,000	Nestle SA ADR	72,470
18,000	PepsiCo, Inc.	1,423,980
19,000	Reynolds American, Inc.	845,310
5,300	Whole Foods Market, Inc.	459,775
		11,360,189

	ENERGY (2.0%)
12,000	Atwood Oceanics, Inc. *	630,480
8,000	Cameron International Corp. *	521,600
10,000	Enbridge, Inc.	465,400
5,400	FMC Technologies, Inc. *	293,706
10,000	Noble Energy, Inc.	1,156,600
4,800	Ultrapar Participacoes S.A. ADR	121,824
		3,189,610

	FINANCIALS (7.8%)
13,000	ACE Ltd.	1,156,610
8,600	Affiliated Managers Group, Inc. *	1,320,702
6,300	AFLAC, Inc.	327,726
1,400	Alleghany Corp. *	554,288
10,400	American Campus Communities, Inc. REIT	471,536
7,400	American Tower Corp. REIT	569,208
11,700	Arch Capital Group Ltd. *	615,069
4,400	Bank of Montreal	276,980
5,500	Bank of Nova Scotia	320,485
3,300	BlackRock, Inc.	847,704
5,600	BOK Financial Corp.	348,880
1,000	BRE Properties, Inc. REIT	48,680
7,600	Camden Property Trust REIT	521,968
1,800	Enstar Group Ltd. *	223,722
12,400	Equity One, Inc. REIT	297,228

See Notes to Financial Statements.

Schedule of Investments

Shares		Value
2,400	FBL Financial Group, Inc. Class A	$93,264
7,000	HCP, Inc. REIT	349,020
4,000	LTC Properties, Inc. REIT	162,920
10,000	M&T Bank Corp. (1)	1,031,600
6,000	PartnerRe Ltd.	558,660
2,800	Portfolio Recovery Associates, Inc. *	355,376
4,000	ProAssurance Corp.	189,320
9,600	Prosperity Bancshares, Inc.	454,944
1,800	RLI Corp.	129,330
6,000	Royal Bank of Canada	361,800
1,500	Signature Bank *	118,140
3,800	T. Rowe Price Group, Inc.	284,506
10,000	Wells Fargo & Co.	369,900
		12,359,566

	HEALTH CARE (6.8%)
3,600	Akorn, Inc. *	49,788
11,000	Alexion Pharmaceuticals, Inc. *	1,013,540
2,800	Allergan, Inc.	312,564
2,800	Bio-Rad Laboratories, Inc. Class A *	352,800
2,400	Bio-Reference Laboratories, Inc. * (1)	62,352
4,600	C.R. Bard, Inc.	463,588
7,200	Catamaran Corp. *	381,816
13,600	Cerner Corp. *	1,288,600
6,000	Edwards Lifesciences Corp. *	492,960
8,800	Express Scripts Holding Co. *	507,320
3,200	Fresenius Medical Care AG & Co. KGaA ADR	108,352
8,700	Henry Schein, Inc. *	805,185
5,400	HMS Holdings Corp. *	146,610
7,000	IDEXX Laboratories, Inc. *	646,730
9,200	Mednax, Inc. *	824,596
5,800	Mettler-Toledo International, Inc. *	1,236,676
2,800	MWI Veterinary Supply, Inc. *	370,328
2,000	Novo Nordisk A/S ADR	323,000
9,000	ResMed, Inc. (1)	417,240
6,000	Teva Pharmaceutical Industries Ltd. ADR	238,080
10,300	Thermo Fisher Scientific, Inc.	787,847
		10,829,972

Shares		Value
	INDUSTRIALS (19.2%)
7,600	Acuity Brands, Inc.	$527,060
7,600	Advisory Board Co. (The) *	399,152
22,875	AMETEK, Inc.	991,860
3,000	C.H. Robinson Worldwide, Inc.	178,380
9,400	Canadian National Railway Co.	942,820
7,600	Canadian Pacific Railway Ltd. (1)	991,572
8,000	Carlisle Companies, Inc.	542,320
10,000	Chicago Bridge & Iron Co. N.V.	621,000
3,300	CLARCOR, Inc.	172,854
5,000	Clean Harbors, Inc. *	290,450
8,000	Copart, Inc. *	274,240
10,400	Danaher Corp.	646,360
8,000	Donaldson Co., Inc.	289,520
18,000	Eaton Corp. PLC	1,102,500
3,300	Esterline Technologies Corp. *	249,810
8,000	Fastenal Co.	410,800
7,000	FedEx Corp.	687,400
11,800	Franklin Electric Co., Inc.	396,126
5,000	Gardner Denver, Inc.	375,550
4,000	Healthcare Services Group, Inc.	102,520
12,950	HEICO Corp.	562,160
14,400	IDEX Corp.	769,248
3,000	IHS, Inc. Class A *	314,160
10,888	Iron Mountain, Inc.	395,343
11,500	ITT Corp.	326,945
7,300	J.B. Hunt Transport Services, Inc.	543,704
11,400	Kansas City Southern	1,264,260
13,200	Kirby Corp. *	1,013,760
3,500	L-3 Communications Holdings, Inc.	283,220
8,200	Lincoln Electric Holdings, Inc.	444,276
6,000	Nordson Corp.	395,700
9,000	Parker Hannifin Corp.	824,220
5,200	Precision Castparts Corp.	986,024
15,000	Republic Services, Inc.	495,000
4,000	Rockwell Automation, Inc.	345,400
3,000	Rockwell Collins, Inc.	189,360
23,400	Rollins, Inc.	574,470
8,200	Roper Industries, Inc.	1,043,942

See Notes to Financial Statements.

March 31, 2013

Shares		Value
11,000	Rush Enterprises, Inc. Class A *	$265,320
3,000	Ryanair Holdings PLC ADR	125,340
3,000	Snap-on, Inc.	248,100
12,000	Stericycle, Inc. *	1,274,160
8,000	Teledyne Technologies, Inc. *	627,520
16,000	Toro Co. (The)	736,640
7,600	Union Pacific Corp.	1,082,316
11,000	United Technologies Corp.	1,027,730
7,100	Valmont Industries, Inc.	1,116,617
4,800	W.W. Grainger, Inc.	1,079,904
9,200	Wabtec Corp.	939,412
26,350	Waste Connections, Inc.	948,073
5,600	Woodward Inc.	222,656
		30,657,274

	INFORMATION TECHNOLOGY (5.3%)
15,000	Accenture PLC Class A	1,139,550
5,000	Alliance Data Systems Corp. *	809,450
10,000	Amphenol Corp. Class A	746,500
15,000	ANSYS, Inc. *	1,221,300
600	Apple, Inc.	265,578
5,000	CGI Group, Inc. Class A *	135,800
4,000	Cognizant Technology Solutions Corp. Class A *	306,440
2,500	Equinix, Inc. *	540,775
4,000	Fiserv, Inc. *	351,320
6,100	j2 Global, Inc. (1)	239,181
500	MasterCard, Inc. Class A	270,565
15,000	NCR Corp. *	413,400
4,500	Salesforce.com, Inc. *	804,735
18,200	Trimble Navigation Ltd. *	545,272
4,000	Ultimate Software Group, Inc. (The) *	416,640
4,000	WEX, Inc. *	314,000
		8,520,506

	MATERIALS (7.2%)
4,000	Air Products & Chemicals, Inc.	348,480
6,000	Airgas, Inc.	594,960
7,000	AptarGroup, Inc.	401,450
3,700	Ball Corp.	176,046
1,000	CF Industries Holdings, Inc.	190,370
23,000	Crown Holdings, Inc. *	957,030
5,700	Cytec Industries, Inc.	422,256
13,000	Ecolab, Inc.	1,042,340

Shares		Value
16,000	FMC Corp.	$912,480
3,400	Hawkins, Inc.	135,830
2,000	NewMarket Corp.	520,720
15,000	Packaging Corp. of America	673,050
4,000	PPG Industries, Inc.	535,760
11,400	Praxair, Inc.	1,271,556
6,000	Rockwood Holdings, Inc.	392,640
6,000	Sherwin-Williams Co. (The)	1,013,340
8,400	Sigma-Aldrich Corp.	652,512
4,000	Silgan Holdings, Inc.	189,000
16,000	Valspar Corp. (The)	996,000
		11,425,820

	TELECOMMUNICATION SERVICES (0.8%)
8,000	Crown Castle International Corp. *	557,120
9,000	SBA Communications Corp. Class A *	648,180
		1,205,300

	UTILITIES (1.3%)
4,800	Cleco Corp.	225,744
4,000	El Paso Electric Co.	134,600
4,000	ITC Holdings Corp.	357,040
12,000	ONEOK, Inc.	572,040
15,000	Questar Corp.	364,950
2,600	South Jersey Industries, Inc.	144,534
6,000	Wisconsin Energy Corp.	257,340
		2,056,248
	TOTAL COMMON STOCKS (Cost $72,919,109) (65.8%)	104,858,316

Principal Amount		Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (7.3%)
$500,000	Federal Home Loan Mortgage Corp. 0.75%, 1/12/18	496,946
3,421	Federal Home Loan Mortgage Corp. 4.50%, 6/15/23	3,422
190,762	Federal Home Loan Mortgage Corp. 4.50%, 10/15/27	196,691
89,103	Federal Home Loan Mortgage Corp. 4.50%, 3/15/36	90,436
482,102	Federal Home Loan Mortgage Corp., Gold PC Pool# A95404 4.00%, 12/1/40	512,439

See Notes to Financial Statements.

Schedule of Investments

Principal Amount		Value
$696,742	Federal Home Loan Mortgage Corp., Gold PC Pool# A97264 4.00%, 2/1/41	$740,586
110,300	Federal Home Loan Mortgage Corp., Gold PC Pool# C03516 4.00%, 9/1/40	117,241
373,875	Federal Home Loan Mortgage Corp., Gold PC Pool# G08469 3.50%, 12/1/41	393,645
107,679	Federal Home Loan Mortgage Corp., Gold PC Pool# J03316 5.00%, 9/1/21	115,435
695,862	Federal Home Loan Mortgage Corp., Gold PC Pool# J13885 3.50%, 12/1/25	734,236
382,749	Federal Home Loan Mortgage Corp., Gold PC Pool# Q05649 4.00%, 1/1/42	406,834
386,105	Federal Home Loan Mortgage Corp., Gold PC Pool# Q05714 4.00%, 1/1/42	414,745
442,877	Federal Home Loan Mortgage Corporation Pool #G08488 3.50%, 4/1/42	467,402
1,000,000	Federal National Mortgage Association 1.25%, 1/30/17	1,021,830
500,000	Federal National Mortgage Association 0.88%, 2/8/18	498,530
408,650	Federal National Mortgage Association 4.50%, 4/1/40	440,861
72,217	Federal National Mortgage Association 4.50%, 7/1/40	77,909
1,121,620	Federal National Mortgage Association Pool #AB1796 3.50%, 11/1/40	1,185,132
279,278	Federal National Mortgage Association Pool #AB5024 3.00%, 4/1/42	288,284
475,764	Federal National Mortgage Association Pool #AB6286 2.50%, 9/1/27	494,108

Principal Amount		Value
$484,058	Federal National Mortgage Association Pool #AJ6932 3.00%, 11/1/26	$509,441
191,925	Federal National Mortgage Association Pool #AQ0287 3.00%, 10/1/42	198,115
496,498	Federal National Mortgage Association Pool #AR0930 2.50%, 1/1/28	515,640
360,675	Federal National Mortgage Association Pool #MA3894 4.00%, 9/1/31	387,342
627,603	Federal National Mortgage Association REMIC Trust Series 2009-88 Class MA 4.50%, 10/25/39	682,879
512,198	Government National Mortgage Association 5.50%, 1/15/36	560,713
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,407,648) (7.3%)	11,550,842

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
350,000	Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A4, 3.02%, 9/10/45	358,232
250,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.41%, 8/25/18	263,491
250,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	255,432
250,000	Government National Mortgage Association, Series 2013-12, Class B, 2.45%, 11/16/52 (2)	253,949
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	260,069

See Notes to Financial Statements.

March 31, 2013

Principal Amount		Value
$300,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	$303,611
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	505,134
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	249,099
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,482,201) (1.5%)	2,449,017

CORPORATE BONDS & NOTES (7.9%)
	COMMUNICATIONS (1.0%)
250,000	Motorola Solutions, Inc., Senior Unsecured Notes, 3.50%, 3/1/23	251,475
500,000	Time Warner, Inc., Guaranteed Notes, 3.40%, 6/15/22 (1)	515,594
650,000	Verizon Communications, Inc., Senior Unsecured Notes, 8.75%, 11/1/18	874,139
		1,641,208

	CONSUMER, CYCLICAL (0.7%)
500,000	Johnson Controls, Inc., Senior Unsecured Notes, 3.75%, 12/1/21	531,173
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	250,818
250,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	280,312
		1,062,303

	CONSUMER, NON-CYCLICAL (1.3%)
250,000	AbbVie, Inc., Senior Unsecured Notes, 2.00%, 11/6/18 (3)	252,980
500,000	Coca-Cola Enterprises, Inc., Senior Unsecured Notes, 3.25%, 8/19/21	517,766

Principal Amount		Value
$500,000	JM Smucker Co. (The), Guaranteed Notes, 3.50%, 10/15/21	$526,827
250,000	Medtronic, Inc., Senior Unsecured Notes, 2.75%, 4/1/23	249,153
500,000	Teva Pharmaceutical Finance Co. BV, Series 2, Guaranteed Notes, 3.65%, 11/10/21	532,100
		2,078,826

	ENERGY (0.6%)
300,000	Enterprise Products Operating LLC, Guaranteed Notes, 3.70%, 6/1/15	317,563
300,000	Husky Energy, Inc., Senior Unsecured Notes, 3.95%, 4/15/22	320,956
250,000	Williams Partners L.P., Senior Unsecured Notes, 4.13%, 11/15/20	269,742
		908,261

	FINANCIAL (4.0%)
500,000	ACE INA Holdings, Inc., Guaranteed Notes, 2.70%, 3/13/23	497,445
250,000	American Honda Finance Corp., Senior Unsecured Notes, 2.13%, 2/28/17 (3)	259,435
250,000	Bank of America Corp. MTN, Senior Unsecured Notes, 3.30%, 1/11/23	246,515
200,000	Bank of America Corp. MTN, Series L, Senior Unsecured Notes, 5.65%, 5/1/18	231,361
250,000	BB&T Corp. MTN, Senior Subordinated Notes, 3.95%, 3/22/22	266,818
150,000	BlackRock, Inc. Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	177,976
400,000	Capital One NA/Mclean VA, Senior Notes, 1.50%, 3/22/18	396,108
250,000	Fifth Third Bank, Senior Unsecured Notes, 1.45%, 2/28/18	249,940

See Notes to Financial Statements.

Schedule of Investments

Principal Amount		Value
$500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	$497,075
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.04%, 8/11/15 (2)	251,583
500,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 3.35%, 10/17/16	536,883
250,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 1/24/22	290,681
182,000	HCP, Inc., Senior Unsecured Notes, 3.15%, 8/1/22	179,977
200,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	215,186
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.15%, 7/5/16	530,142
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22 (1)	530,056
250,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	248,536
500,000	SLM Corp., Senior Unsecured Notes, 5.50%, 1/25/23	496,250
250,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	251,680
		6,353,647
	INDUSTRIAL (0.3%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 9/1/22	255,448
250,000	Ryder System, Inc. MTN, Senior Unsecured Notes, 2.35%, 2/26/19	252,376
		507,824
	TOTAL CORPORATE BONDS & NOTES (Cost $12,192,927) (7.9%)	12,552,069

CANADIAN GOVERNMENT BOND (0.2%)
350,000	Province of Ontario Canada, Senior Unsecured Notes, 2.45%, 6/29/22	350,896

Principal Amount		Value
	TOTAL CANADIAN GOVERNMENT BOND (Cost $356,395) (0.2%)	$350,896

FOREIGN GOVERNMENT OBLIGATIONS (0.5%)
$250,000	Asian Development Bank MTN, Senior Unsecured Notes, 1.38%, 3/23/20	249,925
500,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	500,136
	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $749,334) (0.5%)	750,061

LONG-TERM MUNICIPAL SECURITIES (0.2%)
250,000	University of Oklahoma (The), Revenue Bonds, Series B, 3.10%, 7/1/26	252,407
	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $249,378) (0.2%)	252,407

U.S. TREASURY OBLIGATIONS (11.0%)
	U.S. TREASURY NOTES & BONDS (11.0%)
400,000	U.S. Treasury Bonds, 5.50%, 8/15/28	554,500
500,000	U.S. Treasury Bonds, 5.38%, 2/15/31	695,547
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	716,031
500,000	U.S. Treasury Notes, 0.25%, 5/31/14	500,352
1,000,000	U.S. Treasury Notes, 0.25%, 2/15/15	999,961
300,000	U.S. Treasury Notes, 0.38%, 6/15/15	300,633
300,000	U.S. Treasury Notes, 1.88%, 6/30/15	310,711
900,000	U.S. Treasury Notes, 1.75%, 5/31/16	938,250
2,350,000	U.S. Treasury Notes, 1.00%, 9/30/16	2,393,879

See Notes to Financial Statements.

March 31, 2013

Principal Amount		Value
$250,000	U.S. Treasury Notes, 0.88%, 12/31/16	$253,379
500,000	U.S. Treasury Notes, 1.00%, 3/31/17	508,711
450,000	U.S. Treasury Notes, 1.88%, 9/30/17	474,152
800,000	U.S. Treasury Notes, 1.88%, 10/31/17	843,000
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	348,824
500,000	U.S. Treasury Notes, 0.75%, 12/31/17	500,664
700,000	U.S. Treasury Notes, 1.50%, 8/31/18	723,680
2,300,000	U.S. Treasury Notes, 1.38%, 9/30/18	2,361,812
1,000,000	U.S. Treasury Notes, 1.38%, 12/31/18	1,024,531
1,700,000	U.S. Treasury Notes, 1.38%, 2/28/19	1,738,383
300,000	U.S. Treasury Notes, 1.38%, 1/31/20	303,422
500,000	U.S. Treasury Notes, 2.00%, 11/15/21	515,625
500,000	U.S. Treasury Notes, 1.63%, 11/15/22	491,133
		17,497,180
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,455,097) (11.0%)	17,497,180

SHORT-TERM INVESTMENTS (8.2%)

	REPURCHASE AGREEMENTS (5.8%)
9,300,000	With Morgan Stanley, 0.15%, dated 03/28/13, due 04/01/13, delivery value $9,300,155 (collateralized by $9,320,000 U.S. Treasury Notes 1.000% due 03/31/17, with a value of $9,486,267)	9,300,000

Principal Amount		Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.4%)

	JOINT REPURCHASE AGREEMENTS (2.4%)
$971,033	Joint Repurchase Agreement with Morgan Stanley, 0.17%, dated 03/28/13, due 04/01/13, delivery value $971,051 (collateralized by $990,456 U.S. Treasury Note 2.500% due 03/31/15, with a value of $978,939)	$971,033
1,770,706	Joint Repurchase Agreement with Barclays, 0.15%, dated 03/28/13, due 04/01/13, delivery value $1,770,736 (collateralized by $1,806,121 U.S. Treasury Note 0.500% due 07/31/17, with a value of $1,804,718)	1,770,706
1,142,391	Joint Repurchase Agreement with Credit Suisse First Boston, 0.18%, dated 03/28/13, due 04/01/13, delivery value $1,142,414 (collateralized by $1,165,268 U.S. Treasury Note 0.625% due 09/30/17, with a value of $1,161,693)	1,142,391
		3,884,130
	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $3,884,130) (2.4%)	3,884,130
	TOTAL SHORT-TERM INVESTMENTS (Cost $13,184,130) (8.2%)	13,184,130
	TOTAL INVESTMENT SECURITIES (102.6%) (Cost $130,996,219)	$163,444,918

See Notes to Financial Statements.

Schedule of Investments

Principal Amount	Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.6%)	$(4,163,804)

NET ASSETS (100%)	$159,281,114

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($159,281,114 ÷ 6,452,586 shares outstanding)	$24.68

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of March 31, 2013, the market value of the securities on loan was $3,661,732.
(2)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at March 31, 2013

	Value Line Small Cap	Value Line Asset
	Opportunities Fund, Inc.	Allocation Fund, Inc.
Assets:
Investment securities, at value*
Investments	$280,183,379	$150,260,788
Repurchase agreements	42,045,929	13,184,130
Total investments, at value	$322,229,308	$163,444,918
Cash	207,941	225,393
Receivable for capital shares sold	170,486	508,137
Interest and dividends receivable	285,358	366,812
Prepaid expenses	27,332	12,546
Receivable for securities lending income	5,656	1,333
Total Assets	322,926,081	164,559,139

Liabilities:
Payable upon return of securities on loan	12,461,336	3,710,081
Payable for securities purchased	372,044	1,030,262
Due to custodian	584,593	174,049
Payable for capital shares redeemed	371,562	192,800
Accrued expenses:
Advisory fee	187,698	85,645
Service and distribution plan fees	64,278	19,819
Sub-transfer agent fees	13,560	6,206
Directors’ fees and expenses	2,877	217
Other	113,978	58,946
Total Liabilities	14,171,926	5,278,025
Net Assets	$308,754,155	$159,281,114
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares)	$7,292	$6,453
Additional paid-in capital	178,421,655	124,653,610
Undistributed (distributions in excess of) net investment income	(290,847)	43,727
Accumulated net realized gain on investments and foreign currency	13,274,796	2,128,588
Net unrealized appreciation of investments and foreign currency translations	117,341,259	32,448,736
Net Assets	$308,754,155	$159,281,114
Shares outstanding	7,292,359	6,452,586
Net Asset Value, Offering and Redemption Price per Outstanding Share	$42.34	$24.68
* Includes securities on loan of	$12,167,877	$3,661,732
Cost of investments	$162,842,120	$117,812,089
Cost of repurchase agreements	$42,045,929	$13,184,130

See Notes to Financial Statements.

Statements of Operations
for the Year Ended March 31, 2013

	Value Line Small Cap	Value Line Asset
	Opportunities Fund, Inc.	Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $4,310 and $14,198, respectively)	$3,678,116	$1,240,084
Interest	23,421	578,668
Securities lending income	88,948	23,207
Total Income	3,790,485	1,841,959
Expenses:
Advisory fee	2,122,850	734,135
Service and distribution plan fees	707,617	282,360
Sub-transfer agent fees	126,419	42,793
Custodian fees	86,108	79,361
Auditing and legal fees	153,728	76,198
Transfer agent fees	147,140	46,656
Directors’ fees and expenses	61,470	24,034
Printing and postage	91,343	56,937
Registration and filing fees	41,886	39,543
Insurance	33,809	8,168
Other	43,161	17,855
Total Expenses Before Fees Waived and Custody Credits	3,615,531	1,408,040
Less: Service and Distribution Plan Fees Waived	—	(112,944)
Less: Custody Credits	(282)	(245)
Net Expenses	3,615,249	1,294,851
Net Investment Income	175,236	547,108
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	28,569,670	3,276,103
Change in Net Unrealized Appreciation/(Depreciation)	19,626,598	11,242,500
Net Realized Gain and Change in Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Exchange Transactions	48,196,268	14,518,603
Net Increase in Net Assets from Operations	$48,371,504	$15,065,711

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2013 and 2012

	Value Line Small Cap
	Opportunities Fund, Inc.
	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
Operations:
Net investment income (loss)	$175,236	$(1,139,528)
Net realized gain on investments	28,569,670	64,310,455
Change in net unrealized appreciation/(depreciation)	19,626,598	(40,253,317)
Net increase in net assets from operations	48,371,504	22,917,610

Distributions to Shareholders:
Net investment income	(268,724)	—
Net realized gain from investment transactions	(11,021,270)	—
Total Distributions	(11,289,994)	—

Capital Share Transactions:
Proceeds from sale of shares	25,354,365	23,572,822
Proceeds from reinvestment of dividends and distributions to shareholders	11,057,106	—
Cost of shares redeemed	(61,577,701)	(71,463,252)
Net decrease in net assets from capital share transactions	(25,166,230)	(47,890,430)
Total Increase/(Decrease) in Net Assets	11,915,280	(24,972,820)

Net Assets:
Beginning of year	296,838,875	321,811,695
End of year	$308,754,155	$296,838,875
Distributions in excess of net investment income, at end of year	$(290,847)	$(219,320)

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Years Ended March 31, 2013 and 2012

	Value Line Asset Allocation
	Fund, Inc.
	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
Operations:
Net investment income	$547,108	$179,869
Net realized gain on investments and foreign currency	3,276,103	3,761,663
Change in net unrealized appreciation/(depreciation)	11,242,500	2,292,108
Net increase in net assets from operations	15,065,711	6,233,640

Distributions to Shareholders:
Net investment income	(518,992)	(383,630)
Net realized gain from investment transactions	(2,841,770)	(1,632,935)
Total Distributions	(3,360,762)	(2,016,565)

Capital Share Transactions:
Proceeds from sale of shares	101,644,757	16,487,850
Proceeds from reinvestment of dividends and distributions to shareholders	3,278,001	1,922,659
Cost of shares redeemed	(34,160,483)	(8,966,349)
Net increase in net assets from capital share transactions	70,762,275	9,444,160
Total Increase in Net Assets	82,467,224	13,661,235

Net Assets:
Beginning of year	76,813,890	63,152,655
End of year	$159,281,114	$76,813,890
Undistributed net investment income, at end of year	$43,727	$22,351

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Funds in the preparation of their financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. The Funds’Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 – Inputs that are unobservable.

March 31, 2013

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ investments in securities as of March 31, 2013:

	Investments in Securities:
Description	Level 1	Level 2	Level 3	Total
Value Line Small Cap Opportunities Fund, Inc.
Common Stocks	$280,183,379	$—	$—	$280,183,379
Short-Term
Investments	—	42,045,929	—	42,045,929
Total Investments in Securities	$280,183,379	$42,045,929	$—	$322,229,308
Value Line Asset Allocation Fund, Inc.
Common Stocks	$104,858,316	$—	$—	$104,858,316
U.S. Government Agency Obligations	—	11,550,842	—	11,550,842
Commercial Mortgage-Backed Securities	—	2,449,017	—	2,449,017
Corporate Bonds & Notes	—	12,552,069	—	12,552,069
Canadian Government Bond	—	350,896	—	350,896
Foreign Government Obligations	—	750,061	—	750,061
Long-Term Municipal Securities	—	252,407	—	252,407
U.S. Treasury Obligations	—	17,497,180	—	17,497,180
Short-Term Investments	—	13,184,130	—	13,184,130
Total Investments in Securities	$104,858,316	$58,586,602	$—	$163,444,918

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the year ended March 31, 2013 there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedules’ investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The ASU 2011-11 requires disclosure of both gross and net balances for certain investments and transactions entered into under master netting agreements, better aligning US GAAP requirements with International Financial Reporting Standards. The ASU 2011-11 is effective for annual periods beginning on or after January 1, 2013. The Funds’ management is evaluating the effect of this guidance on the financial statements.

Notes to Financial Statements

(D) Federal Income Taxes: It is the policy of the Funds to each qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended March 31, 2010 through March 31, 2013), and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board of Directors. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statement of Operations. Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

March 31, 2013

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at year end had been entered into on March 28, 2013.

As of March 31, 2013, the Funds loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

			Total
			Collateral
	Value of		(including
	Securities	Value of	Calculated
Fund	Loaned	Collateral	Mark)
Value Line Small Cap Opportunities Fund, Inc.	$12,167,877	$12,461,336	$12,457,568
Value Line Asset Allocation Fund, Inc.	3,661,732	3,710,081	3,741,133

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2. Capital Share Transactions

Transactions in capital stock were as follows:

	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
Value Line Small Cap Opportunities Fund, Inc.
Shares sold	656,466	691,710
Shares issued to shareholders in reinvestment of dividends and distributions	296,835	—
Shares redeemed	(1,624,449)	(2,114,361)
Net decrease	(671,148)	(1,422,651)
Dividends per share from net investment income	$0.0383	$—
Distributions per share from net realized gains	$1.5716	$—

Value Line Asset Allocation Fund, Inc.
Shares sold	4,390,262	766,221
Shares issued to shareholders in reinvestment of dividends and distributions	144,151	93,697
Shares redeemed	(1,474,890)	(420,846)
Net increase	3,059,523	439,072
Dividends per share from net investment income	$0.0978	$0.1285
Distributions per share from net realized gains	$0.5354	$0.5469

Notes to Financial Statements

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

			Purchases of	Sales of
	Purchases of	Sales of	U.S. Government	U.S. Government
	Investment	Investment	Agency	Agency
Fund	Securities	Securities	Obligations	Obligations
Value Line Small Cap Opportunities Fund, Inc.	$26,651,209	$62,080,541	$—	$—
Value Line Asset Allocation Fund, Inc.	66,152,756	18,696,581	41,866,094	24,042,712

4. Income Taxes

At March 31, 2013, information on the tax components of capital is as follows:

	Cost of			Net tax
	investments	Gross tax	Gross tax	unrealized	Undistributed	Undistributed
	for tax	unrealized	unrealized	appreciation	ordinary	long-term
Fund	purposes	appreciation	depreciation	on investments	income	gain
Value Line Small Cap Opportunities Fund, Inc.	$204,861,659	$118,061,412	$(693,763)	$117,367,649	$—	$13,248,406
Value Line Asset Allocation Fund, Inc.	130,995,032	32,784,743	(334,857)	32,449,886	213,022	1,958,106

For the year ended March 31, 2013, the following Fund had late year ordinary loss deferrals:

Fund	Amount
Value Line Small Cap Opportunities Fund, Inc.	$290,847

During the year ended March 31, 2013, the Value Line Small Cap Opportunities Fund utilized capital loss carryforwards:

Fund	Amount
Value Line Small Cap Opportunities Fund, Inc.	$4,249,167

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net unrealized gain (loss) differs for financial statement purposes primarily due to differing treatments of return of capital from investments and wash sales.

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.

A reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Funds as follows:

	Undistributed	Accumulated	Additional
	Net Investment	Net Realized	Paid-In
Fund	Income (Loss)	Gains (Losses)	Capital
Value Line Small Cap Opportunities Fund, Inc.	$21,961	$(21,963)	$2
Value Line Asset Allocation Fund, Inc.	(6,740)	6,740	—

These reclassifications were primarily due to differing treatments of foreign currency gains/losses, distribution re-designations, and return of capital distributions. Net assets were not affected by these reclassifications.

March 31, 2013

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Funds after March 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital losses are used before pre-enactment net capital losses.

The tax composition of distributions to shareholders for the year ended March 31, 2013, were as follows:

	Distributions Paid from
		Long-Term	Total
	Ordinary	Capital	Distributions
Fund	Income	Gain	Paid
Value Line Small Cap Opportunities Fund, Inc.	$217,897	$11,072,097	$11,289,994
Value Line Asset Allocation Fund, Inc.	786,290	2,574,472	3,360,762

The tax composition of distributions to shareholders for the year ended March 31, 2012, were as follows:

Distributions Paid from
		Long-Term	Total
	Ordinary	Capital	Distributions
Fund	Income	Gain	Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$—	$—
Value Line Asset Allocation Fund, Inc.	383,630	1,632,935	2,016,565

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $2,122,850 and $734,135 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to EULAV Asset Management (the “Adviser”) for the year ended March 31, 2013. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board of Directors, to act as officers of the Funds and pays their salaries.

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the year ended March 31, 2013, fees amounting to $707,617 and $282,360 before fee waivers for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective March 1, 2009, and renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s, 12b-1 fee. For the year ended March 31, 2013, the fees waived amounted to $112,944 for Value Line Asset Allocation Fund, Inc. The Distributor has no right to recoup previously waived amounts.

Notes to Financial Statements

Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, subtransfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of subtransfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended March 31, 2013, fees amounting to $126,419 and $42,793 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid under the sub TA plan.

For the year ended March 31, 2013, the Funds’ expenses were reduced by $282 and $245 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, under a custody credit arrangement with the custodian.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Funds. At March 31, 2013, the officers and Director of the Funds as a group owned less than 1% of the outstanding shares. Value Line Small Cap Opportunities Fund, Inc. as a group owned 837 shares, representing less than 1% of the outstanding shares and the officers and Director of the Value Line Asset Allocation Fund, Inc. as a group owned 1,146 shares, representing less than 1% of the outstanding shares.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Small Cap Opportunities Fund, Inc.
	Years Ended March 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$37.27	$34.29	$27.37	$18.66		$30.47
Income from investment operations:
Net investment income/(loss)	0.02	(0.14)	(0.14)	(0.13)		(0.13)
Net gains or (losses) on securities (both realized and unrealized)	6.66	3.12	7.06	8.84		(11.47)
Total from investment operations	6.68	2.98	6.92	8.71		(11.60)

Less distributions:
Dividends from net investment income	(0.04)	—	—	—		—
Distributions from net realized gains	(1.57)	—	—	—		(0.21)
Total distributions	(1.61)	—	—	—		(0.21)
Net asset value, end of year	$42.34	$37.27	$34.29	$27.37		$18.66
Total return	18.51%	8.69%	25.28%	46.68%		(38.11)%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$308,754	$296,839	$321,812	$438,147		$469,544
Ratio of expenses to average net assets(1)	1.28%	1.25%	1.21%	1.20	%(2)	1.18%
Ratio of net investment income/(loss) to average net assets	0.06%	(0.39)%	(0.38)%	(0.40)%		(0.41)%
Portfolio turnover rate	10%	24%	4%	2%		17%

(1)	Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the years shown.
(2)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund. The ratio of expenses to average net assets net of the reimbursement would have been 1.15% for the year ended March 31, 2010.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Asset Allocation Fund, Inc.
	Years Ended March 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$22.64	$21.38	$17.95	$13.77		$20.31
Income from investment operations:
Net investment income	0.10	0.06	0.08	0.12		0.13
Net gains or (losses) on securities (both realized and unrealized)	2.57	1.88	3.44	4.20		(6.13)
Total from investment operations	2.67	1.94	3.52	4.32		(6.00)

Less distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.09)	(0.14)		(0.07)
Distributions from net realized gains	(0.53)	(0.55)	—	—		(0.47)
Total distributions	(0.63)	(0.68)	(0.09)	(0.14)		(0.54)
Net asset value, end of year	$24.68	$22.64	$21.38	$17.95		$13.77
Total return	12.05%	9.38%	19.65%	31.40%		(29.62)%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$159,281	$76,814	$63,153	$58,953		$63,943
Ratio of expenses to average net assets(1)	1.25%	1.34%	1.26%	1.31	%(2)	1.19%
Ratio of expenses to average net assets(3)	1.15%	1.24%	1.16%	1.16	%(4)	1.17%
Ratio of net investment income to average net assets	0.48%	0.28%	0.39%	0.43%		0.49%
Portfolio turnover rate	40%	53%	34%	30%		20%

(1)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.18% for the year ended March 31, 2009 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Small Cap Opportunities Fund, Inc, (formerly, Value Line Emerging Opportunities Fund, Inc) and Value Line Asset Allocation Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Small Cap Opportunities Fund, Inc., formerly, Value Line Emerging Opportunities Fund, Inc, and Value Line Asset Allocation Fund, Inc. (the “Funds”) at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

May 23, 2013

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended March 31, 2013, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Small Cap Opportunities Fund, Inc.	100.00%	100.00%	$11,072,097
Value Line Asset Allocation Fund, Inc	100.00	100.00	2,574,472

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Management of the Funds

MANAGEMENT INFORMATION

The business and affairs of the Funds are managed by the Funds’ officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Funds. Each Director serves as a director or trustee of each of the 10 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years
Interested Director*
Mitchell E. Appel YOB: 1970 Other Directorships: None	Director	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956 Other Directorships: Burnham Investors Trust, since 2004 (4 funds)	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931 Other Directorships: None	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935 Other Directorships: None	Director	Since 2000	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939 Other Directorships: None	Director	Since 2000	Chairman, Institute for Political Economy.

Management of the Funds

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949 Other Directorships: None	Director	Since 2000	Senior Financial Adviser, Veritable L.P. (Investment Adviser).
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954 Other Directorships: None	Director (Chairman of Board since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006-present)) and Senior Vice President (2004-2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Secretary of the Adviser since 2011; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*      Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Funds’ website, www.vlfunds.com.

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today — a diversified family of no-load mutual funds with a wide range of investment objectives — ranging from small, mid and large capitalization equities to taxable and tax-exempt fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Core Bond Fund** seeks to maximize current income.

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Small Cap Opportunities Fund*** invests in U.S. common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Formerly known as the Value Line Aggressive Income Trust.

***     Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

               (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
 (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an “expert” for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

               (a)Audit  Fees 2013 - $47,064
                    Audit  Fees 2012 - $80,433

               (b) Audit-Related fees – None.

               (c) Tax Preparation Fees 2013 -$27,222
                     Tax Preparation Fees 2012 -$33,064

               (d) All Other Fees – None

               (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee.

               (e) (2) Not applicable.

               (f) Not applicable.

               (g) Aggregate Non-Audit  Fees 2013 -$3,250
                     Aggregate Non-Audit  Fees 2012 -$2,480

               (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	June 7, 2013